UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 14, 2010

THE PMI GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13664 (Commission File Number)	94-3199675 (I.R.S. Employer Identification No.)

PMI Plaza, 3003 Oak Road
Walnut Creek, California  94597
(Address of principal executive offices, including zip code)

(925) 658-7878
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   Compensatory Arrangements of Certain Officers.

On September 14, 2010, the Compensation Committee of the Board of Directors of The PMI Group, Inc. (the “Company”) adopted an amendment to the 2005 Officer Deferred Compensation Plan (the “Plan”).  The Plan is a non-qualified savings plan that permits officers to save compensation on a tax-deferred basis beyond the limits of the Company’s 401(k) plan.  The amendment, filed as an exhibit herewith, modified the vesting of the Company matching contributions to the Plan, so that all such contributions made within a year vest on one date instead of multiple dates.

Item 9.01                                Financial Statements and Exhibits.

(d)  Exhibits:

The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Amendment No. 3 Effective September 14, 2010 to The PMI Group, Inc. 2005 Officer Deferred Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PMI GROUP, INC.

Dated:  September 15, 2010                                                                By:         /s/ Andrew D. Cameron
Andrew D. Cameron
Executive Vice President and General Counsel